Restoration provisions	12 Months Ended
Oct. 31, 2021
Provisions [abstract]
Restoration provisions	Restoration provisions
The Company has a legal obligation to complete the site restoration and decommissioning of its leased plant properties in New York and Ontario. The provision for decommissioning and site restoration is determined using the estimated costs provided by the New York Department of Environmental Conservation and Ontario Ministry of the Environment, Conservation and Parks.

The following table represents the continuity of the restoration provision associated with the Company’s leased plant properties:

Restoration provisions at October 31, 2019	$—
Initial recognition	$321,400
Interest Recognized	$—
Restoration provisions at October 31, 2020	$321,400
Interest Recognized	3,194
Foreign exchange recognized	9,639
Restoration provisions at October 31, 2021	$334,233
The present value of the restoration provision of $334,233 was calculated using an average risk-free rate of 0.61%.